Fair Value Measurements	12 Months Ended
Dec. 31, 2021
Fair Value Measurements
Note 3 – Fair Value Measurements
The following table details the fair value measurements of derivative liabilities that are measured at a fair value on a recurring basis:

	December 31, 2021
	Level 1	Level 2	Level 3	Total
Earnout Shares	$—	$—	$106,003	$106,003
Switchback Founder Earn Back Shares	—	—	9,087	9,087
Private Placement Warrants	—	—	14,148	14,148
Public Warrants	6,515	—	—	6,515
C-1 Warrants	—	—	443	443

Total	$6,515	$—	$129,681	$136,196

As of December 31, 2020, the Company had $1.1 million of Level 3 derivative liabilities, comprised of $0.6 million in other current liabilities
and $0.5 million in derivative liabilities in the consolidated balance sheets.
Expenses associated with the issuance of and
mark-to-market
adjustments of derivative liabilities are reflected in other income, net and totaled $51.0 million of income and $0.1 million of expense for the years ended December 31, 2021 and 2020, respectively.